                                                                    EXHIBIT 10.4


                              iOWN HOLDINGS, INC.

             FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Fifth Amended and Restated Investor Rights Agreement (this "Agreement") is made effective as of November 30, 1999 (the "Effective Date"), by and among iOwn Holdings, Inc., a Delaware corporation (the "Company"), and the persons listed on the Schedule of Investors attached hereto as Exhibit A
                                                                   ---------
(collectively the "Investors" and individually an "Investor").

                                   RECITALS

          A. Certain of the Investors (the "Existing Investors") hold shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock and possess registration rights, information rights and other rights pursuant to a Fourth Amended and Restated Investor Rights Agreement dated as of April 28, 1999, by the Company and such Existing Investors (the "Prior Agreement"). The Prior Agreement was entered into between the Existing Investors and iOwn, Inc., a California corporation which subsequently became a wholly-owned subsidiary of the Company pursuant to a reorganization and merger dated as of September 10, 1999. In connection with that reorganization and merger, all agreements of iOwn, Inc. were assumed by the Company.

          B. The Existing Investors are holders of more than 50% of the "Registrable Securities" of the Company (as defined in the Prior Agreement) and desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement.

          C. Certain of the Investors are parties to the Series E Preferred Stock Purchase Agreement of even date herewith by and between the Company and such Investors (the "Purchase Agreement"), pursuant to which certain of the Company's and such Investors' obligations are conditioned upon the execution and delivery of this Agreement.

          In consideration of the mutual promises and covenants set forth herein, the Existing Investors hereby agree that the Prior Agreement shall be terminated and superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

                                   SECTION 1

                                  Definitions
                                  -----------

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1  "Affiliate" shall mean, with respect to any specified Person (as
           ---------
defined below), any other Person which, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person. For purposes of this Agreement, (i) "control" shall mean, with respect to any specified Person, either (x) the beneficial ownership of 10% or more of any class of equity securities or (y) the power to direct the management or policies of the specified Person through the ownership of voting securities, by contract, voting agreement or otherwise, (ii) the terms "controlling", "control with" and "controlled by", etc. shall have meanings correlative to the foregoing and (iii) the officers, directors and 10% shareholders of the Company shall be deemed to be Affiliates of the Company.

     1.2  "Ancillary Agreements" shall mean this Agreement, the Fifth Amended
           --------------------
and Restated Voting Agreement of even date herewith by and among the Company, Edward P. Hoyt and the holders of the Preferred, and the Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, by and among the Company, Edward P. Hoyt, and the holders of the Preferred.

     1.3  "Certificate Of Incorporation" shall mean the Company's Second Amended
           ----------------------------
and Restated Certificate of Incorporation.

     1.4  "Commission" shall mean the Securities and Exchange Commission of the
           ----------
United States or any other U.S. federal agency at the time administering the Securities Act.

     1.5  "Common Stock" shall mean shares of the Company's Common Stock.
           ------------

     1.6  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

     1.7  "Holder" shall mean each of the Investors (and their transferees as
           ------
permitted by Section 4.10) holding Registrable Securities or securities convertible into Registrable Securities.

     1.8  "Initial Public Offering" shall mean the initial offering to the
           -----------------------
public of the Company's securities pursuant to a firm underwriting commitment pursuant to the Securities Act.

     1.9  "Initiating Holders" shall mean Holders who in the aggregate hold
           ------------------
greater than fifty percent (50%) of the Preferred.

     1.10  "Other Holders" shall mean holders of Company securities, other than
            -------------
the Holders, proposing to distribute their securities pursuant to a registration under Section 4 of this Agreement.

     1.11  "Person" shall mean any individual, corporation, general or limited
            ------
partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or government or branch, agency or political subdivision thereof.

     1.12  "Qualified IPO" shall mean the Initial Public Offering of the
            -------------
Company's stock which results in aggregate proceeds to the Company of not less than $30,000,000.

     1.13  "Preferred" shall mean shares of the Company's Series A, Series A-1,
            ---------
Series B, Series B-1, Series C, Series C-1, Series D, Series D-1, Series DD, Series DD-1, Series E, Series E-1, Series EE and Series EE-1 Preferred Stock respectfully.

     1.14  "Registrable Securities" shall mean Common Stock issued or issuable
            ----------------------
on conversion of the Preferred and any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization or similar event. Shares of Common Stock or other securities shall only be treated as Registrable Securities if they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

     1.15  The terms "register," "registered" and "registration" refer to a
                      --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.16  "Registration Expenses" shall mean all expenses, except as otherwise
            ---------------------
stated below, incurred by the Company in complying with Sections 4.1, 4.2, and
4.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty thousand dollars ($20,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), but will not include Selling Expenses.

     1.17  "SBIC" shall mean a Small Business Investment Company regulated
            ----
pursuant to Section 121.301(c)(1) of Title 13 of the Code of Federal
Regulations.

     1.18  "SBIC Holder" shall mean any Investor who is an SBIC.
            -----------

     1.19  "Securities" shall mean Common Stock or Preferred.
            ----------

     1.20  "Securities Act" shall mean the Securities Act of 1933, as amended,
            --------------
or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.21  "Selling Expenses" shall mean all underwriting discounts, selling
            ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

                                   SECTION 2

                              Information Rights
                              ------------------

     2.1  Financial Information.
          ---------------------

          (a) The Company will provide each Investor the following reports for so long as such Investor is a holder of a minimum of One Million Five Hundred Thousand (1,500,000) shares of Registrable Securities, or a minimum of Five Hundred Thousand (500,000) shares in the case of holders of Series E Preferred Stock, including for purposes of this Section 2 any such shares which have been transferred to a constituent partner or Affiliate of an Investor:

               (i) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, shareholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited (without qualification as to scope) by independent auditors selected by the Company.

               (ii) As soon as practicable after the end of each fiscal quarter, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such period, consolidated statements of income, consolidated statements of changes in financial condition, a consolidated statement of cash flow of the Company and its subsidiaries and a statement of shareholders' equity for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

               (iii) As soon as practicable after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any as of the end of each such period, consolidated statements of income, consolidated statements of changes in financial condition, a consolidated statement of cash flow of the Company and its subsidiaries and a statement of shareholders' equity for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

               (iv) As soon as practicable after its adoption by the Board of Directors and in any event within thirty (30) days prior to the commencement of a new fiscal year, a copy of the annual operating plan and budget of the Company for the next fiscal year.

     2.2  Inspection.  The Company shall permit each Investor, at its expense,
          ----------
to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor upon reasonable notice; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

     2.3  Assignment of Rights.  The rights granted pursuant to Section 2.1 may
          --------------------
be assigned or otherwise conveyed by an Investor to a constituent partner or Affiliate of an Investor or to a transferee who acquires (i) at least One Million Five Hundred Thousand (1,500,000) shares of Preferred, or (ii) all shares of Preferred held by such transferor. Notwithstanding the foregoing, the rights granted pursuant to Section 2.1 may not be assigned or otherwise conveyed to a competitor of the Company, as reasonably determined by the Board of Directors of the Company excluding any director with an interest in such transferee. The Investor shall provide the Company with written notice of any assignment or conveyance of the rights granted pursuant to Section 2.1.

     2.4  Termination.  The provisions of Sections 2, 3 and 5, including
          -----------
information rights, rights of first refusal and miscellaneous covenants, shall terminate upon the closing of a Qualified IPO of the Company in which, prior to or in connection therewith, all shares of outstanding Preferred are converted into Common Stock and the provisions of Section 3 shall not be applicable to such transaction.

                                   SECTION 3

                            Rights of First Refusal
                            -----------------------

     3.1  Rights of First Refusal on New Securities.  The Company hereby grants
          -----------------------------------------
to each Investor, for so long as the Investor is a holder of a minimum of One Hundred Thousand (100,000) shares of Registrable Securities, the right of first refusal to purchase such Investor's pro rata portion of New Securities (as defined in Section 3.1(a)) that the Company may, from time to time, propose to sell and issue. Such Investor's pro rata portion, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock of such Investor issued or issuable upon conversion of Preferred held by such Investor over the total number of shares of Common Stock outstanding at the time of issuance of such New Securities (including Common Stock issuable upon conversion of all outstanding securities convertible into Common Stock, including the Preferred); provided, however, that with respect to any Investor that is an SBIC
            --------  -------
Holder or a Regulated Entity (as defined below), the pro rata portion of New Securities shall be the smaller of (i) the pro rata portion set forth above in this Section 3.1 and (ii) the number of shares of New Securities such SBIC Holder or Regulated Entity determines in its sole discretion that it may purchase without triggering a Regulatory Violation (as defined in the Purchase Agreement) or a violation of the Bank Holding Company Act of 1956, as amended (the "BHC Act"). "Regulated Entity" shall mean (i) any entity that is a "bank holding company" as defined in Section 2(a) of the BHC Act or any non-bank subsidiary of such an entity and (ii) any entity, that pursuant to Section 8(a) of the International Banking Act of 1978, as amended, is subject to the provisions of the BHC Act or any non-bank subsidiary of such an entity. This right of first refusal on New Securities shall be subject to the following provisions:

          (a) "New Securities" shall mean any Common Stock of the Company, whether now authorized or not, and any rights, options, or warrants to purchase said Common Stock, and securities of any type whatsoever that are, or may become, convertible into Common Stock; provided, however, that New Securities does not include (i) shares of Common Stock or Preferred Stock issued upon conversion of the Preferred Stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) shares of the Company's Common Stock (or related options) issued to employees, officers, directors, consultants, or other persons performing services for the Company (including, but not by way of limitation, distributors and sales representatives) pursuant to any stock offering, plan, or arrangement approved by the Board of

Directors; (iv) securities issued to financial institutions in connection with the extension of credit to the Company or in connection with the lease of equipment and in both cases for other than equity financing purposes; (v) securities issued in connection with participation in a strategic alliance or other corporate partner transaction with the Company for purposes which are not primarily equity financing, as determined in good faith by the Company's Board of Directors; (vi) shares of the Company's Common Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company; or
(vii) up to Eleven Million Six Hundred and Sixty Six Thousand Six Hundred and Sixty Seven (11,666,667) shares of Series E Preferred Stock issued after the Effective Date as contemplated by Section 2.3 of the Purchase Agreement.

          (b) In the event that the Company proposes to issue New Securities, it shall give each Investor at least thirty (30) days prior written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Investor shall have twenty (20) days from the date of mailing of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (c) In the event that an Investor fails to exercise in full the right of first refusal within said twenty (20) day period, the Company shall have seventy-five (75) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) the New Securities respecting which the Investor's rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said seventy-five (75) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided above.

          (d) Any Investor's failure to exercise this right of first refusal on any issuance of New Securities shall not adversely affect such Investor's right, or any other Investor's right, of first refusal to purchase subsequent issuances of New Securities, but may trigger the special mandatory conversion as described in Article IV, Section 7 of the Company's Certificate of Incorporation.

          (e) The right of first refusal set forth in this Section 3.1 is nonassignable except to a constituent partner or Affiliate of an Investor or to a transferee who acquires at least One Million Five Hundred Thousand (1,500,000) shares of Preferred. Notwithstanding the foregoing, the rights granted pursuant to this Section 3.1 may not be assigned or otherwise conveyed to a competitor of the Company, as reasonably determined by the Board of Directors of the Company excluding any director with an interest in such transferee. The Investor shall provide the Company with written notice of any assignment or conveyance of the rights granted pursuant to Section 3.1.

     3.2  Waiver.  Pursuant to Section 7.2 below, the Existing Investors,
          ------
constituting greater than 50% of the "Investors" as defined in the Prior Agreement, hereby waive the right of first refusal for all Existing Investors with respect to the Series E Preferred Stock issued or to be issued pursuant to the Purchase Agreement (or a similar stock purchase agreement entered into as contemplated by Section 2.3 of the Purchase Agreement), including the right to receive at least thirty (30) days' prior written notice thereof, as set forth in Section 3.1 of the Prior Agreement.

     3.3  Rights of First Refusal on Series E Preferred Stock.  The holders of
          ---------------------------------------------------
Series E Preferred Stock (each a "Series E Holder") hereby grants to each other holder of Series E Preferred Stock, for so long as such Series E Holder is a holder of a minimum of One Hundred Thousand (100,000) shares of Series E Preferred Stock, the right of first refusal to purchase such Series E Holder's pro rata portion of Series E Preferred Stock that any Series E Holder (the "Selling Series E Holder") may, from time to time, propose to sell. Such Series E Holder's pro rata portion, for purposes of this right of first refusal, is the ratio of (a) the number of shares of Series E Preferred Stock held by such Investor over (b) the total number of shares of Series E Preferred Stock outstanding at the time of issuance of such proposed sale of Series E Preferred Stock less the number of Series E Preferred Stock such Selling Series E Holder proposes to sell. This right of first refusal on Series E Preferred Stock shall be subject to the following provisions:

          (a) In the event that a Series E Holder proposes to sell Series E Preferred Stock, it shall give each other Series E Holder at least thirty (30) days prior written notice of its intention, describing the price, and the general terms upon which the Series E Holder proposes to sell the same. Each other Series E Holder shall have twenty (20) days from the date of mailing of any such notice to agree to purchase its pro rata share of such Series E Preferred Stock for the price and upon the general terms specified in the notice by giving written notice to the Selling Series E Holder and stating therein the quantity of Series E Preferred Stock to be purchased.

          (c) In the event that a Series E Holder fails to exercise in full the right of first refusal within said twenty (20) day period, the Selling Series E Holder shall have seventy-five (75) days thereafter to sell (or enter into an agreement pursuant to which the sale of Series E Preferred Stock covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) the Series E Preferred Stock respecting which the Series E Holders' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice. In the event the Selling Series E Holder has not sold the Series E Preferred Stock within said seventy-five (75) day period (or sold the Series E Preferred Stock in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter sell any Series E Preferred Stock, without first offering such securities to the Series E Holders in the manner provided above.

          (d) Any Series E Holder's failure to exercise this right of first refusal on any sale of Series E Preferred Stock shall not adversely affect such Series E Holder's right, or any other Series E Holder's right, of first refusal to purchase in connection with subsequent sales of Series E Preferred Stock.

          (e) The right of first refusal set forth in this Section 3.3 is nonassignable except to a constituent partner or Affiliate of a Series E Holder or to a transferee who acquires all such holder's Series E Preferred Stock.

     3.4  Termination.  The provisions of this Section 3 shall terminate in
          -----------
accordance with the provisions of Section 2.4.

                                   SECTION 4

                              Registration Rights
                              -------------------

     4.1  Requested Registration.
          ----------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Initiating Holders a written request that the Company effect any registration, qualification, or compliance with respect to not less than fifty percent (50%) of the Registrable Securities (or such lesser percentage of the Registrable Securities if the reasonably anticipated aggregate price to the public thereof would constitute a Qualified IPO) the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company;

               provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 4.1:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) Prior to one hundred eighty (180) days after the effective date of the Company's Initial Public Offering of its stock or, if within thirty (30) days of receipt of a request for registration, the Company delivers written notice to the holders of Registrable Securities of its intention to file a registration statement for an Initial Public Offering within ninety (90) days;

                    (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (D) After the Company has effected two (2) registrations pursuant to this Section 4.1 and such registrations have been declared or ordered effective, provided that all Registrable Securities requested to be included in such registrations were in fact included in the registration;

                    (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 4 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or

                    Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested by the Initiating Holders to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          (b)  Underwriting.  In the event that a registration pursuant to
               ------------
Section 4.1 is for a registered public offering involving an underwriting, the Initiating Holders will so advise the Company as part of the written request given by such Initiating Holders pursuant to Section 4.1(a), and the Company shall in turn advise the Holders as part of the notice given pursuant to Section 4.l(a)(i). In such event, the right of any Holder to registration pursuant to
Section 4.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 4.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting and the Other Holders) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 4.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders and Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated first among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement and, following such allocation, second, among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest one hundred
(100) shares.

          If any Holder of Registrable Securities or Other Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

     4.2  Company Registration.
          --------------------

          (a)  Notice of Registration.  If at any time or from time to time the
               ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i)    promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made, within twenty (20) days after receipt of such written notice from the Company, by any Holder. A Holder may register Registrable Securities under this Section 4.2 each and every time the Company shall determine to register any of its securities.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4.2(a)(i). In such event the right of any Holder to registration pursuant to Section 4.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the Other Holders, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares of Registrable Securities to be included in such registration without requiring any limitation in the number of shares to be registered on behalf of the Company. The Company shall so advise all Holders and Other Holders and the number of shares that may be included in the registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, to the Company (or, if applicable, to the holders
                       -----
for whose account the Company is registering the securities), second, among the
                                                              ------
Holders of Registrable Securities in proportion to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement and, third, among the Other Holders in proportion to the
                            -----
number of shares proposed to be included in such registration by such OtherHolders. No such reduction shall reduce the amount of securities of the Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the

Company's initial public offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Other Holder to the nearest one hundred (100) shares. If any Holder or Other Holder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c)  Right to Terminate Registration.  The Company shall have the
               -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 4.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

     4.3  Registration on Form S-3.
          ------------------------

          (a)  Request for Registration.  After consummation of its Initial
               ------------------------
Public Offering, the Company shall use its best efforts to qualify for registration on Form S-3 if any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $750,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering. The Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. The substantive provisions of
Section 4.1(b) shall be applicable to each registration initiated under this
Section 4.3.

          (b)  Limitations.  Notwithstanding the foregoing, the Company shall
               -----------
not be obligated to take any action pursuant to this Section 4.3: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) for a period of one-hundred-twenty (120) days after receipt of the request of the initiating Holders, if the Company, within ten (10) days after such receipt gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities) and the Company shall promptly notify the initiating Holders in the event it abandons its intention to effect such registration statement; (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of; and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iv) after the Company has effected three (3) registrations pursuant to this paragraph 4.3, and such registrations have been declared or ordered effective, provided that all Registrable Securities requested to be included in each such registration were in fact included in the registration; or (v) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or the Investors as a whole for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

     4.4  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date hereof, the Company will not, without the prior written consent of holders of a majority of the voting power of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Sections 4.1, 4.2 or 4.3 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Registrable Securities which are included.

     4.5  Expenses of Registration.
          ------------------------

          (a)  Registration Expenses.  The Company shall bear all Registration
               ---------------------
Expenses incurred in connection with all registrations pursuant to Section 4.1,
Section 4.2 and Section 4.3.

          (b)  Selling Expenses.  Unless otherwise stated in Section 4.5(a), all
               ----------------
Selling Expenses and Registration Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the number of shares so registered.

     4.6  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

          (a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;

          (b) as soon as practicable, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of (i) one hundred twenty (120) days or (ii) the distribution described in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that

Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and, provided further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section l0(a)(3) of the Securities Act or
(II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

          (c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (e) in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing; and

          (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     4.7  Indemnification.
          ---------------

          (a)  By Company. The Company will indemnify each Holder, each of its
               ----------
officers and directors, partners and affiliates, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act and each Investor and its officers, directors, partners and affiliates and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities, joint or several, (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or any state or federal securities law, or any rule or regulation promulgated under such Acts or law applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners and affiliates, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, each Investor, each of its officers, directors, partners and affiliates and each person controlling such Investor, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person, underwriter or Investor and stated to be specifically for use therein. If the Holders and Investors are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 4.7(a) to reimburse legal fees and expenses of more than one separate counsel for all Holders and Investors.

          (b)  By Holders.  Each Holder will, if Registrable Securities held by
               ----------
such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, each of its officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder.

          (c)  Procedures.  Each party entitled to indemnification under this
               ----------
Section 4.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d)  Contribution.  If the indemnification provided for in this
               ------------
Section 4.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e)  Controlling Agreement.  Notwithstanding the foregoing, to the
               ---------------------
extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions of this Section 4.7, the provisions in the underwriting agreement shall control.

     4.8  Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by them as the Company may request in writing and only as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

     4.9  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

          (c) Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     4.10 Transfer of Registration Rights.
          -------------------------------

     (i) The rights to cause the Company to register securities granted Holders under Sections 4.1, 4.2 and 4.3 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities to (a) any partner or retired partner of any Holder which is a partnership, (b) any Affiliate of any Holder, (c) any family member or trust for the benefit of any individual Holder, or (d) any transferee who acquired more than One Million Five Hundred Thousand (1,500,000) shares of Registrable Securities, provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder and (iii) the Company receives written notice of such transfer or assignment. No transfer or assignment will divest a Holder or any subsequent owner of such rights and powers unless all Registrable Shares are transferred or assigned.

     (ii) Notwithstanding anything to the contrary in this Agreement, The Times Mirror Company ("Times Mirror"), any affiliates of Times Mirror, any operating unit of Times Mirror, Eagle New Media Investments, LLC, Liberty Bell I and TMCT Ventures, L.P. (each, a "Times Mirror Entity") may transfer or otherwise convey to any other Times Mirror Entity any capital stock or securities of the Company held by such Times Mirror Entity and any such party's rights under this Agreement and the related agreements without obtaining the signature, consent or permission of the Company or any Investor, so long as such Time Mirror Entity receiving such capital stock or securities of the Company is or becomes a signatory to the this Agreement and the Ancillary Agreements. Upon a transfer or assignment meeting the above conditions, the Company and the Investors will be automatically deemed to have approved such transfers and waive all rights of first refusal, co-sale or participation, if any, and all rights to notice, if any, in connection with such assignment or transfer.

     4.11  Termination.  The rights granted pursuant to this Section 4 shall
           -----------
terminate as to any Holder at the later of (i) five (5) years after a Qualified IPO or (ii) after the effective date of the Company's first registered public offering of its stock, at such time as such Holder may sell under Rule 144, or a successor rule, in a three (3) month period all Registrable Securities then held by such Holder.

     4.12  Lockup Agreement.  Each Holder agrees that, if, in connection with
           ----------------
the Initial Public Offering of the Company's securities, the Company or the underwriters managing the offering so request, the Holder shall not sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters; provided that each officer and director of the Company who owns stock of the Company and other holders of at least 5% of the Company's voting securities also agrees to such restrictions. This Section 4.12 shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 4.10.

                                   SECTION 5

                            Miscellaneous Covenants
                            -----------------------

     5.1  Proprietary Information Agreement.  Unless otherwise determined by
          ---------------------------------
Board of Directors, the Company shall require all future officers, directors and employees of, and consultants to, the Company and its subsidiaries, if any, to execute a proprietary information agreement providing for the protection of the Company's proprietary or confidential information and the assignment of intellectual property rights to the Company.

     5.2  Stock Vesting.  The Company shall cause all future recipients of the
          -------------
Company's Common Stock or options to purchase the Company's Common Stock receiving such securities in connection with the performance of services for the Company to execute and deliver agreements providing that such Common Stock shall be subject to a right of the Company to repurchase such Common Stock at the original purchase price in the event that the relationship of such person with the Company is terminated, which right shall lapse over a four-year period, or providing that such options shall become exercisable over a four-year period based upon continuing employment, or providing such other vesting arrangements as determined appropriate by the Company's Board of Directors.

     5.3  Arbitration Agreements.  The Company shall use commercially reasonable
          ----------------------
efforts to cause each present and future Company shareholder to execute, within thirty (30) days following the later of (a) the Effective Date and (b) the date upon which such shareholder first acquires shares of the Company's capital stock, a "shareholder dispute agreement" for the purpose of prohibiting such shareholder from filing a claim with a federal or state court for any dispute it may have against the Company that arises in such shareholder's capacity as a Company shareholder, providing, instead, that the shareholder shall submit such claim to legally binding arbitration.

     5.4  Key Person Life Insurance.  The Company shall maintain Key Person Life
          -------------------------
Insurance for Edward P. Hoyt in such amounts and on such terms and conditions as the Company's Board of Directors may agree. The Company agrees that it shall not assign any such insurance benefit to any third party.

     5.5  Use of Proceeds.  The Company shall use the proceeds of the sale of
          ---------------
its Series E Preferred Stock in the ordinary course of business as determined by the Company's officers or the Board of Directors and within one year from the initial close of the sale of its Series D Preferred Stock shall not become a "relender" or "reinvestor" as defined in Section 107.720 of Title 13 of the Code of Federal Regulations without giving notice to each SBIC Holder as soon as practicable after the Company contemplates taking any action which would cause it to be a "relender" or "reinvestor".

     5.6  SBIC Regulatory Provisions.
          ---------------------------

          (a) At any time the Company has fifty (50) or more record holders of the Company's voting stock, the Company shall notify each SBIC Holder as soon as practicable (and, in any event, not later than fifteen (15) days) prior to taking any action, which action would have the effect of rendering any SBIC Holder (collectively with its Affiliates) the record holder of twenty percent (20%) of more of the Company's voting stock. Further, the Company shall notify each SBIC Holder of any other action or occurrence after which any SBIC Holder (collectively with its Affiliates) would own of record twenty percent (20%) or more of the Company's voting stock), as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur. Upon the occurrence of any such event or transaction wherein any SBIC Holder (collectively with its Affiliates) would own of record twenty percent (20%) or more of the Company's voting stock, the Company shall as soon as is practicable facilitate a plan of divestiture with each SBIC Holder set forth in subsection (c) below.

          (b) Within seventy-five (75) days after the Closing Date, the Company shall deliver to each SBIC Holder a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the sale of Shares hereunder by the Company. In addition to any other rights granted hereunder, the Company shall grant each SBIC Holder and the United States Small Business Administration (the "SBA") reasonable access to the Company's records for the purpose of verifying the use of such proceeds, so long as any SBIC Holder and the SBA give the Company at least thirty (30) days prior written notice of seeking such access to the Company's records.

          (c) Upon the occurrence of a Regulatory Violation (as defined below) or in the event that any SBIC Holder determines in its reasonable good faith judgment that a Regulatory Violation has occurred, in addition to any other rights and remedies to which it may be entitled as a holder of Preferred Stock (whether under this Agreement, the Certificate of Incorporation or otherwise), such SBIC Holder shall have, at its option, the following rights: (i) if such Regulatory Violation occurs prior to the Initial Public Offering held by the Company, then that number of shares of Series D Preferred Stock held by the SBIC Holder which such SBIC Holder must divest itself of in order to cure a Regulatory Violation (as reasonably determined by such SBIC Holder) shall be converted to non-voting stock pursuant to the Company's Certificate of Incorporation then in effect; and (ii) if such Regulatory Violation occurs after the Initial Public Offering by the Company, the Company will use best efforts to assist the SBIC Holder in divesting itself of sufficient stock as to bring such SBIC Holder into compliance with the SBIC Regulations.

          (d) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall deliver to each SBIC Holder a written assessment of the economic impact of each SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of the Company in terms of expanded revenue and taxes and other economic benefits resulting from the investment (including, but not limited to, technology development or commercialization, minority business development, urban or rural business development and expansion of exports).

          (e) For purposes of this paragraph, "Regulatory Violation" shall mean, with respect to any SBIC Holder providing Financing under this Agreement,
(i) a diversion of the proceeds of such financing from the permitted use thereof set forth in Section 5.5 above, if such diversion was effected without obtaining the prior written consent of the SBIC Holders or (ii) a change in the primary business activity of the Company and its subsidiaries, if any, to an ineligible business activity (within the meaning of the SBIC Regulations) if such change occurs within one year after the initial sale of the Company's Series D Preferred Stock. "SBIC Regulations" shall mean the Small Business Investment Act of 1958 and the regulations issued thereunder as set forth in 13 CFR 107 and 121, as amended. "Financing" shall have the meaning set forth in the SBIC Regulations, as set forth in 13 CFR 107 and 121.

     5.7  Regulatory Compliance Cooperation.
          ---------------------------------

          (a) In the event that any SBIC Holder determines that it has a Regulatory Problem (as defined below), such SBIC Holder shall have the right to transfer its Series D Preferred Stock (and any Common Stock issued upon conversion thereof) to any other Person other than a competitor of the Company , provided that such Person agrees in writing to become a party to the Ancillary Agreements, without regard to any restrictions on transfer set forth in the Purchase Agreement and the Ancillary Agreements other than federal and state securities law restrictions, and the Company shall take all such actions as are reasonably requested by such SBIC Holder in order to effectuate and facilitate any transfer by such SBIC Holder of any securities of the Company then held by such SBIC Holder to any Person so designated by such SBIC Holder.

          (b) For purposes of this Agreement, a "Regulatory Problem" shall mean any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or any SBIC Holder reasonably believes that there is a substantial risk of such assertion) that such SBIC Holder and its Affiliates are not entitled to hold, or exercise any significant right with respect to, the Preferred Stock and includes a Regulatory Violation.

     5.8  Termination.  The provisions of Sections 5.1, 5.2, 5.3 and 5.4 shall
          -----------
terminate in accordance with the provisions of Section 2.4. The provisions of Sections 5.5, 5.6 and 5.7 shall terminate at such time as the Company has no SBIC Holders.

     5.9  Limitation on Subsequent Registration Rights. From and after the date
          --------------------------------------------
of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed pursuant to Section 4 of this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included.

                                   SECTION 6

                                    Legends
                                    -------

     6.1  Legends.  Each Investor understands that the share certificates
          -------
evidencing any Registrable Securities shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR, IF REASONABLY REQUESTED BY THE CORPORATION, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) "THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

          (c) Any legend required to be placed thereon by the California Commissioner of Corporations or any other applicable state securities laws.

                                   SECTION 7

                                 Miscellaneous
                                 -------------

     7.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Delaware as applied to contracts made and to be fully performed entirely within that state between residents of that state.

     7.2  Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement or any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the Company and the Investors and transferees of such Investors holding more than fifty percent (50%) of the Registrable Securities. Notwithstanding this Section 7.2, the Company may, without the written consent of the Investors, add the Additional Investors (as defined in the Purchase Agreement) as parties to this Agreement, which Additional Investors shall become bound by and entitled to the terms and conditions herein by the execution of a signature page hereto.

     7.3  Aggregation.  For the purposes of determining the number of shares of
          -----------
Registrable Securities held by an Investor, transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or members, or spouses who acquire Registrable Securities by gift, will or intestate succession), the holdings of all affiliates of an Investor, and the holdings of all Investors who are members of the same immediate family (including spouses, ancestors, lineal descendants and siblings of such Investors), shall be aggregated together and with the partnership or Investor, as appropriate; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Sections 2 and 4.

     7.4  Adjustments for Stock Splits, Etc.  Whenever in this Agreement there
          ---------------------------------
is a reference to a specific number of shares of Common Stock or Preferred, then upon the occurrence of any subdivision, combination or stock dividend, the specific number of shares so referenced shall automatically be proportionately adjusted to reflect the effect on the outstanding shares of stock.

     7.5  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at the address set forth on Exhibit A, hereto,
                                                             ---------
or at such other address as shall have been furnished to the Company upon not less than 10 days notice in writing, (b) if to any other holder of the Shares, at such address as such holder will have furnished to the Company upon not less than 10 days notice in writing, or (c) if to the Company, at the address set forth below and addressed to the attention of the President and with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California 94025-1105, Attention: Ralph L. Arnheim, III, Esq. or at such other address as the Company shall have furnished to the Investors upon not less than 10 days notice in writing.

     7.6  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     7.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Fifth Amended and Restated Investor Rights Agreement as of the date set forth above.

                                   "COMPANY"

                                   iOWN HOLDINGS, INC., a Delaware corporation



                                   By:__________________________________________
                                        Edward P. Hoyt, Chief Executive Officer